UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2008

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PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-15491	22-2562955
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5900 N. Andrews Avenue,

Suite 500, Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 954-316-9008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On October 6, 2008, Parlux Fragrances, Inc. issued a press release announcing estimated net sales for the quarter ended September 30, 2008.  A copy of the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Parlux Fragrances, Inc., dated October 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARLUX FRAGRANCES, INC.

By:	/s/ RAYMOND J. BALSYS
Raymond J. Balsys Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Date:  October 6, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Parlux Fragrances, Inc., dated October 6, 2008.